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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2001
(Date of earliest event reported)

TEAM FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 000-26335

KANSAS (State or other jurisdiction of incorporation or organization)	48-1017164 (I.R.S. Employer Identification No.)

8 West Peoria, Suite 200, Paola, Kansas, 66071
(Address of principal executive offices) (Zip Code)

Registrant's telephone, including area code: (913) 294-9667

Item 7.  Financial Statements and Exhibits

  (a)
  The registrant is filing the required financial statements in connection with its acquisition of Post Bancorp, Inc. on September 18, 2001 on this amendment to Form 8-K.

  (b)
  The registrant is filing the required pro forma information in connection with the acquisition described in Item 7a above on this amendment to Form 8-K.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCIAL, INC.
Date: November 7, 2001	By:	/s/ MICHAEL L. GIBSON Michael L. Gibson President of Investments/ Chief Financial Officer

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Post Bancorp, Inc. and Subsidiary
Colorado Springs, Colorado

    We have audited the accompanying consolidated balance sheets of Post Bancorp, Inc. and Subsidiary as of December 31, 2000 and 1999 and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Post Bancorp, Inc. and Subsidiary as of December 31, 2000 and 1999 and the consolidated results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Englewood, Colorado
January 5, 2001

POST BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31,

ASSETS

	2000	1999
Cash and due from banks	$2,298,917	$3,914,598
Federal funds sold	4,000,000	6,725,000
Investment securities	17,907,558	17,848,516
Loans, net	28,127,946	23,177,240
Interest receivable	385,708	460,558
Bank premises and equipment, net	255,602	250,940
Other assets	190,892	154,523

TOTAL ASSETS	$53,166,623	$52,531,375

LIABILITIES
Deposits
Demand	$13,871,715	$13,789,239
NOW and money market	17,256,668	16,935,060
Savings	5,827,866	5,797,150
Time deposits of $100,000 and over	3,312,997	3,340,466
Other time deposits	5,989,342	6,253,209

Total Deposits	46,258,588	46,115,124
U.S. Treasury demand notes	—	138,004
Accrued interest and other liabilities	77,527	61,943

TOTAL LIABILITIES	46,336,115	46,315,071

STOCKHOLDERS' EQUITY
Common stock, $1 par value, 500,000 shares
authorized, 100,000 issued and outstanding	93,022	100,000
Paid-in capital	2,114,942	2,428,952
Retained earnings	4,518,057	4,050,424
Accumulated other comprehensive income	104,487	(363,072)

TOTAL STOCKHOLDERS' EQUITY	6,830,508	6,216,304

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY	$53,166,623	$52,531,375

POST BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

YEARS ENDED DECEMBER 31,

	2000	1999
INTEREST INCOME
Commercial loans	$2,309,507	$1,818,615
Real estate loans	25,211	24,742
Installment loans and ready reserve	367,184	294,667
Federal funds sold	321,619	405,746
Taxable investment securities and time deposits	1,275,995	967,820

Total Interest Income	4,299,516	3,511,590

INTEREST EXPENSE
NOW and money market	728,551	546,815
Savings	170,334	177,943
Time deposits	489,919	464,702
U.S. Treasury demand notes	7,169	5,770

Total Interest Expense	1,395,973	1,195,230

NET INTEREST INCOME	2,903,543	2,316,360
PROVISION FOR LOAN LOSSES	—	—

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	2,903,543	2,316,360

NON-INTEREST INCOME
Service charges	292,666	278,259
Other	58,875	51,757

Total Non-Interest Income	351,541	330,016

NON-INTEREST EXPENSE
Salaries and employee benefits	887,661	859,655
Occupancy, equipment, data processing	207,636	179,039
Other operating expenses	366,809	269,631

Total Non-Interest Expense	1,462,106	1,308,325

NET INCOME	1,792,978	1,338,051
OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized holding gains (losses) on marketable securities	467,559	(415,276)

TOTAL COMPREHENSIVE INCOME	$2,260,537	$922,775

POST BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

YEARS ENDED DECEMBER 31, 2000 AND 1999

	COMMON STOCK				ACCUMULATED OTHER COMPREHENSIVE INCOME
			PAID-IN CAPITAL	RETAINED EARNINGS
	SHARES	AMOUNT				TOTAL
BALANCE, DECEMBER 31, 1998	100,000	$100,000	$2,428,952	$4,087,373	$52,204	$6,668,529
Net income	—	—	—	1,338,051	—	1,338,051
Other comprehensive income (loss)	—	—	—	—	(415,276)	(415,276)
Dividends	—	—	—	(1,375,000)	—	(1,375,000)

BALANCE, DECEMBER 31, 1999	100,000	100,000	2,428,952	4,050,424	(363,072)	6,216,304
Net income	—	—	—	1,792,978	—	1,792,978
Other comprehensive income (loss)	—	—	—	—	467,559	467,559
Dividends	—	—	—	(1,325,345)	—	(1,325,345)
Stock redemption	(6,978)	(6,978)	(314,010)	—	—	(320,988)

BALANCE, DECEMBER 31, 2000	93,022	$93,022	$2,114,942	$4,518,057	$104,487	$6,830,508

POST BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

TWELVE MONTHS ENDED DECEMBER 31,

	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES
Comprehensive income	$2,260,537	$922,775
Items not requiring (providing) cash—
Depreciation	26,770	12,767
Unrealized (gains) losses on investment securities	(467,559)	415,276
Net premium amortization on investment securities	80,147	160,662
Changes in:
Accrued interest receivable	74,850	(51,907)
Other assets	(36,369)	(11,793)
Accrued interest and other liabilities	15,584	6,316

Cash provided by operating activities	1,953,960	1,454,096

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investment securities	(5,097,890)	(8,345,188)
Proceeds from sales and maturities of investment securities	5,426,260	5,389,049
Net (increase) decrease in loan originations	(4,950,706)	(348,627)
Net (increase) decrease in federal funds sold	2,725,000	(1,925,000)
Purchase of equipment	(31,432)	(3,790)

Cash provided (used) by investing activities	(1,928,768)	(5,233,556)

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in non-interest bearing deposits	82,476	1,079,138
Net increase in interest-bearing deposits	60,988	5,309,179
Increase (decrease) in U.S. Treasury demand notes	(138,004)	76,430
Stock redemption	(320,988)	—
Dividends paid	(1,325,345)	(1,375,000)

Cash provided (used) by financing activities	(1,640,873)	5,089,747

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,615,681)	1,310,287
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,914,598	2,604,311

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,298,917	$3,914,598

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations

    The accompanying financial statements include the consolidated accounts of Post Bancorp, Inc. (the Company) and Colorado Springs National Bank (the Bank). The Bank is a national bank, incorporated in July 1963, which operates in Colorado Springs, Colorado. All of the shares of the Bank are owned by Post Bancorp, Inc., which was organized for the purpose of owning shares and acting as a parent holding company to the Bank. All material intercompany balances and transactions have been eliminated. The Bank is subject to regulation of certain federal and state agencies and undergoes periodic examination by those regulatory agencies.

Other Comprehensive Income

    Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130 Reporting Comprehensive Income (SFAS No. 130). SFAS No. 130 requires that the components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company reports other comprehensive income in the statement of income and other comprehensive income. Accumulated balances of other comprehensive income are reported as a separate component of stockholder's equity. Currently the only component of other comprehensive income is unrealized holding gains (losses) on available-for-sale securities.

Use of Estimates

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for losses on loans and the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans. In connection with the determination of the allowances for losses on loans and foreclosed real estate, management obtains independent appraisals for significant properties.

    While management uses available information to recognize losses on loans and foreclosed real estate, future additions to the allowances may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowances for losses on loans and foreclosed real estate. Such agencies may require the Bank to recognize additions to the allowances based on their judgments about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the allowances for losses on loans and foreclosed real estate may change materially in the near term.

Investment Securities

    The Company has classified all investments held as available-for-sale. Accordingly, these securities are recorded at fair value. Unrealized gains or losses are recorded as a component of other comprehensive income.

    Management reviews the securities individually to determine whether there are permanent declines in net realizable values, and reductions in carrying amounts are recorded, if required. The specific security sold is used to compute realized gains or losses. Premiums and discounts are recognized into interest income using the effective interest method over the period to maturity.

Loans

    Loans are stated at the amount of unpaid principal less an allowance for loan losses. Interest on loans is generally accrued daily based on the principal outstanding. Loans are placed in a non-accrual status when significant doubt exists as to the collectibility of principal and interest.

    Most of the Bank's lending activities are with commercial, real estate and individual customers located in the Colorado Springs, Colorado area. The Bank evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral considered necessary to secure the loan is based on the amount of the loan and management's credit evaluation of the customer. Collateral may include accounts receivable, inventory, property, plant and equipment, real estate, marketable securities and other income-producing property. The loans are generally expected to be repaid from the income and cash flow of the customer or from the sale of selected assets of the customer.

Allowance for Loan Losses

    The allowance for loan losses is maintained at a level believed adequate by management to absorb potential losses in the loan portfolio. The provision is based upon the character of the loan portfolio, past loan loss experience, current economic conditions and other factors which, in management's judgment, should be considered in estimating possible loan losses.

Bank Premises and Equipment

    Bank premises and equipment are being depreciated over their estimated useful lives using straight-line and accelerated methods. Bank premises and equipment consist of the following at December 31:

	2000	1999	Estimated Useful Lives
Land	$230,000	$230,000
Bank building and improvements	622,028	622,028	15-20 Years
Furniture and equipment	631,667	600,234	3-8 Years

Total premises and equipment	1,483,695	1,452,262
Less accumulated depreciation	(1,228,093)	(1,201,322)

	$255,602	$250,940

Other Real Estate

    At the time of foreclosure or deed in lieu of foreclosure, real estate is recorded at the lower of the Bank's cost or the asset's fair value less costs to sell, which becomes the property's new basis. Any write-downs based on the asset's fair value at date of acquisition are charged to the allowance for loan losses. After foreclosure, these assets are carried at the lower of their new cost basis or fair value less cost to sell. Costs incurred in maintaining foreclosed real estate and subsequent write-downs to reflect declines in the fair value of the property are included in other real estate owned expense.

Advertising

    Advertising is expensed as incurred and amounted to $12,422 and $1,916 in 2000 and 1999, respectively.

Income Taxes

    Post Bancorp, Inc. and the Bank elected to become an S-Corporation effective January 1, 1997. Accordingly, no income tax provision has been recorded in the financial statements, as all items of income and expense generated by the Company are reported on the stockholders' personal income tax returns.

Statement of Cash Flows

    For purposes of reporting cash flows, cash and cash equivalents include cash on hand and amounts due from banks. Total interest paid amounted to $1,394,316 and $1,195,840 for 2000 and 1999, respectively.

B. INVESTMENT SECURITIES

    A comparison of the book and fair values of investment securities is as follows at December 31:

2000	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Treasury Securities	$2,296,922	$350	$(2,398)	$2,294,874
U.S. Government Agencies	15,446,149	209,426	(102,891)	15,552,684
Federal Reserve Bank Stock	60,000	—	—	60,000

	$17,803,071	$209,776	$(105,289)	$17,907,558

1999	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Treasury Securities	$5,324,873	$3,499	$(19,752)	$5,308,620
U.S. Government Agencies	12,826,715	5,557	(352,376)	12,479,896
Federal Reserve Bank Stock	60,000	—	—	60,000

	$18,211,588	$9,056	$(372,128)	$17,848,516

    The amortized cost and estimated market value of debt securities at December 31, 2000 by contractual maturity are shown below. For purposes of the maturity table, mortgage-backed securities, which are not due at a single maturity date, have been allocated over maturity groupings based on the weighted average contractual maturities of underlying collateral. The mortgage-backed securities may mature earlier than their weighted-average contractual maturities because of principal prepayments.

	Amortized Cost	Fair Value
Due in one year or less	$2,296,990	$2,294,940
Due from one to five years	3,082,379	3,212,416
Due after ten years	12,363,702	12,340,202
Other	60,000	60,000

	$17,803,071	$17,907,558

    The Company sold no investment securities during 2000 and 1999. Accordingly, there were no realized gains or losses on available-for-sale securities.

    Investment securities with a book value of $788,214 and a market value of $787,807 were pledged to secure public and trust deposits as of December 31, 2000.

C. LOANS

    Loans consist of the following at December 31:

	2000	1999
Commercial	$23,988,074	$19,587,265
Installment	3,949,707	3,375,131
Real estate	267,156	281,014
Revolving credit and other	74,008	82,671
Unearned income	(12,253)	(9,626)

Total loans	28,266,692	23,316,455
Less allowance for loan losses	(138,746)	(139,215)

	$28,127,946	$23,177,240

    Loans secured by real estate amounted to approximately $24,297,000 and $19,882,000 at December 31, 2000 and 1999, respectively.

    Loans to executive officers, directors and their related entities in which they have a 10% or more beneficial ownership interest amounted to $1,378,306 and $465,946 at December 31, 2000 and 1999, respectively.

    The following is a summary of the transactions in the allowance for loan losses for the years ended December 31, 2000 and 1999:

	2000	1999
Balance, beginning of year	$139,215	$141,650
Provision for possible loan losses	—	—
Net charge-offs:
Charge-offs	(770)	(7,975)
Less recoveries	301	5,540

	(469)	(2,435)

Balance, end of year	$138,746	$139,215

D. STOCKHOLDERS' EQUITY

    The Bank is subject to various regulatory capital requirements administered by federal banking agencies. Under capital adequacy guidelines, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are subject to judgments by the regulators about components, risk weightings, and other factors. Following are the Bank's actual capital amounts and ratios under the guidelines compared to the amounts and ratios required for a bank to be considered well capitalized under the guidelines as of December 31, 2000.

	Bank Actual		Well Capitalized
	Amount	Ratio	Amount	Ratio
Tier 1 Leverage Capital Ratio	$6,571,068	12.34%	$2,661,500	>5%
Tier 1 Risk Based Capital Ratio	$6,571,068	25.54%	$1,543,740	>6%
Total Risk Based Capital Ratio	$6,709,814	26.08%	$2,572,900	>10%

    At December 31, 2000 and 1999, the Bank exceeded its minimum capital requirements. Additionally, banking regulations limit the amount of dividends that may be paid without prior approval of the regulatory agencies.

E. STOCK REDEMPTION

    The Company redeemed 6,978 shares of common stock for $320,988 during the year ended December 31, 2000.

F. PROFIT SHARING PLAN

    The Bank has a discretionary profit sharing plan covering most employees, which provides for Bank contributions up to the maximum amount allowed by regulation. No profit sharing contributions were made for the years ended December 31, 2000 and 1999, respectively.

G. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

    In accordance with Financial Accounting Standards No. 107, Disclosure About Fair Value of Financial Instruments, the Company is required to provide disclosures regarding the fair value of financial instruments.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Cash and short-term investments

    For cash and short-term instruments, the carrying amount is a reasonable estimate of fair value.

Investment securities

    For investment securities, fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Loans

    The fair value of fixed rate loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. For variable rate loans, the carrying amount is a reasonable estimate of fair value. For loans where collection of principal is in doubt, an estimated loss allowance has been deducted from the discounted future cash flow amount. The carrying amount of interest receivable approximates its fair value.

Deposits

    For demand deposits, savings accounts and certain money market deposits payable on demand, the carrying amount is a reasonable estimate of fair value. The fair value of fixed-maturity time deposits is estimated by discounting the future cash flows to be paid at rates currently offered for deposits of similar remaining maturities. The carrying value of interest payable approximates its fair value.

Federal funds purchased and other short-term borrowings

    For federal funds purchased and other short-term borrowings, the carrying amount is a reasonable estimate of fair value.

Commitments to extend credit and standby letters of credit

    Loan commitments and standby letters of credit are generally of a short-term nature and therefore, their carrying amount is a reasonable estimate of their fair value.

    The estimated fair value of the Company's financial instruments is as follows at December 31, 2000:

	Carrying Amount	Fair Value
Financial assets—
Cash and short-term investments	$6,298,917	$6,298,917
Investment securities	17,907,558	17,907,588
Loans, net	28,111,966	28,074,664
Financial liabilities—
Deposits	32,386,872	32,426,534
Unrecognized financial instruments—
Commitments to extend credit	5,790,201	5,790,201
Standby letters of credit	417,163	417,163

H. COMMITMENTS

    In the normal course of business, the Bank enters into financial instruments with off-balance-sheet risk to meet the financing needs of its customers. These instruments, which include commitments to extend credit and standby letters of credit, involve varying degrees of credit and interest rate risk, which are not reflected in the financial statements. These instruments generally have fixed expiration dates and do not necessarily represent future cash requirements since they often expire without being drawn upon.

    The Bank's criteria for issuing such instruments are the same as those for loans made in the normal course of business. The Bank is exposed to credit loss in the event that the collateral is deemed to be of no value and the Bank is required to fund the commitments. The following are those financial instruments whose contract amount represents the maximum credit risk at December 31, 2000 and 1999 respectively:

	Contract Amount
	2000	1999
Loan commitments	$5,790,201	$6,307,393
Standby letters of credit	$417,163	$139,995

POST BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(In Thousands)

	Unaudited June 30, 2001	December 31, 2000
ASSETS
Cash and due from banks	$3,517	$2,299
Federal funds sold	8,025	4,000
Investment securities	15,332	17,908
Loans, net	31,779	28,128
Bank premises and equipment, net	256	256
Other assets	576	575

TOTAL ASSETS	$59,485	$53,166

LIABILITIES
Deposits	52,183	46,259
Accrued interest and other liabilities	257	77

TOTAL LIABILITIES	52,440	46,336

STOCKHOLDERS' EQUITY
Common stock, $1 par value, 500,000 shares authorized, 100,000 issued and 93,000 outstanding	93	93
Paid-in capital	2,115	2,115
Retained earnings	4,516	4,518
Accumulated other comprehensive income	321	104

TOTAL STOCKHOLDERS' EQUITY	7,045	6,830

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$59,485	$53,166

POST BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

SIX MONTHS ENDED JUNE 30,

(In Thousands)

(Unaudited)

	2001	2000
INTEREST INCOME
Interest and fees on loans	$1,474	$1,280
Interest on investments	544	651
Other	103	178

Total Interest Income	2,121	2,109

INTEREST EXPENSE
Deposits	712	685

Total Interest Expense	712	685

NET INTEREST INCOME	1,409	1,424
PROVISION FOR LOAN LOSSES	—	—

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,409	1,424

NON-INTEREST INCOME
Service charges	146	162
Other	110	23

Total Non-Interest Income	256	185

NON-INTEREST EXPENSE
Salaries and employee benefits	418	438
Occupancy, equipment, data processing	60	57
Other operating expenses	194	209

Total Non-Interest Expense	672	704

NET INCOME	$993	$905

POST BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30,

(In Thousands)

(Unaudited)

	2001	2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$993	$905
Items not requiring (providing) cash—
Net premium amortization on investment securities	52	38
Changes in:
Accrued interest receivable	3	32
Other assets	(2)	(27)
Accrued interest and other liabilities	180	272

Cash provided by operating activities	1,224	1,220

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investment securities	—	(4,427)
Proceeds from sales and maturities of investment securities	2,741	1,857
Net (increase) in loan originations	(3,651)	(2,567)

Cash (used) by investing activities	(910)	(5,137)

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase in deposits	5,924	1,223
Stock redemption	—	(321)
Dividends paid	(995)	(1,041)

Cash provided by financing activities	4,929	(139)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,243	(4,056)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	6,299	10,604

CASH AND CASH EQUIVALENTS, END OF YEAR	$11,542	$6,548

POST BANCORP, INC. AND SUBSIDIARY
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
Six month period ended June 30, 2001

Note 1: Basis of Presentation

    The accompanying unaudited consolidated financial statements of Post Bancorp, Inc. and Subsidiary (the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes necessary for a comprehensive presentation of financial condition and results of operations required by generally accepted accounting principles for complete financial statements. In the opinion of management, all normal recurring adjustments necessary for a fair presentation of results have been included. The consolidated financial statements should be read in conjunction with the audited consolidated financial statements.

    The interim consolidated financial statements include the accounts of Post Bancorp, Inc. and its wholly owned subsidiary. Intercompany balances and transactions have been eliminated. The December 31, 2000 statement of financial condition has been derived from the audited consolidated financial statements as of that date. The results of the interim period ended June 30, 2001 are not necessarily indicative of the results expected for the year ending December 31, 2001.

Note 2: Recent Accounting Pronouncements

    In September 2000, FASB issued SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities—a replacement of SFAS No. 125. This statement is effective for transfers and servicing of financial assets and extinguishment of liabilities occurring after March 31, 2001. The adoption of the standard will not have a significant impact on the consolidated financial statements.

    In July 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 as well as all purchase method business combinations completed after June 30, 2001. SFAS No. 141 also specifies criteria intangible assets acquired in a purchase method business combination must meet to be recognized and reported apart from goodwill, noting that any purchase price allocable to an assembled workforce may not be accounted for separately. SFAS No. 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 will also require intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.

    The provisions of SFAS No. 141 are required to be adopted immediately and SFAS No. 142 will be effective January 1, 2002. Furthermore, any goodwill and any intangible assets determined to have an indefinite useful life that are acquired in a purchase business combination completed after June 30, 2001, will not be amortized, but will continue to be evaluated for impairment in accordance with the appropriate pre-SFAS No. 142 accounting literature. Goodwill and intangible assets acquired in business combinations completed before July 1, 2001 will continue to be amortized prior to the adoption of SFAS No. 142.

    SFAS No. 141 will require upon adoption of SFAS No. 142, the Company evaluate its existing intangible assets and goodwill that were acquired in prior purchase a business combinations, and to make any necessary reclassifications in order to conform with the new criteria in SFAS No. 141 for recognition apart form goodwill. Upon adoption of SFAS No. 142, the Company will be required to reassess the useful lives and residual values of all intangible assets acquired in purchase business combinations, and make any necessary amortization period adjustments by the end of the first interim period after adoption. In addition, to the extent an intangible assets is identified as having an indefinite useful life, a test will be required to be made of the intangible asset for impairment in accordance with the provisions of SFAS No. 142 within the first interim period. Any impairment loss will be measured as of the date of adoption and recognized as the cumulative effect of a change in accounting principle in the first interim period.

    In connection with the transitional goodwill impairment evaluation, SFAS No. 142 will require an assessment of whether there is an indication that goodwill is impaired as of the date of adoption. This will be accomplished through the identification of reporting units and determination of the carrying value of each reporting unit by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units as of the date of adoption. The Company will have up to six months from the date of adoption to determine the fair value of each reporting unit and compare it to the reporting unit's carrying amount. To the extent a reporting unit's carrying amount exceeds its fair value, an indication exists that the reporting unit's goodwill may be impaired then the second step of the transitional impairment test must be performed. In the second step, the implied fair value must be compare to the reporting unit's goodwill, determined by allocating the reporting unit's fair value to all of its assets (recognized and unrecognized) and liabilities in a manner similar to a purchase price allocation in accordance with SFAS No. 141, to the carrying amount, both of which would be measured as of the date of adoption. This second step is required to be completed as soon as possible, both no later than the end of the year of adoption. Any transitional impairment loss will be recognized as the cumulative effect of a change in accounting principle in the statement of earnings.

    As of the date of adoption SFAS No. 142, the Company does not have unamortized goodwill which will be subject to the transition provisions of SFAS No. 141 and SFAS No. 142.

Note 3: Income Taxes

    Post Bancorp, Inc. and Colorado Springs National Bank elected to become an S-Corporation effective January 1, 1997. Accordingly, no income tax provision has been recorded in the financial statements, as all items of income and expense generated by the Company are reported on the stockholders' personal income tax returns.

  (c)
  Pro forma financial information

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma condensed combined balance sheet as of June 30, 2001 and unaudited pro forma condensed, combined statements of income for the six months ended June 30, 2001 and the year ended December 31, 2000 combine Team Financial's historical consolidated financial statements with the historical consolidated financial statements of Post Bancorp and are intended to give you a better picture of what the companies might have looked like as a combined entity. The unaudited pro forma condensed combined balance sheet assumes that the Post Bancorp acquisition was consummated on the balance sheet date. The unaudited pro forma condensed combined statements of income assume that the Post Bancorp acquisition was consummated at the beginning of the periods indicated. The companies may have performed differently if they had been combined.

    The acquisition of Post Bancorp will be accounted for as a purchase and the results of operation of Post Bancorp from the date of acquisition will be included in the consolidated financial statements of Team Financial.

    The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. You should not rely on the pro forma information as being indicative of the consolidated financial position or results of future operations of the combined entity or of the actual results that would have been achieved had the acquisition been consummated as of the dates indicated above.

    The unaudited pro forma condensed combined financial statements do not incorporate, nor do they assume, potential benefits of cost savings or synergies of the combined entity.

Unaudited Pro Forma Condensed Combined Statements of Financial Condition

			Proposed Acquisition Pro Forma Adjustments
	Team Financial, Inc. and Subsidiaries June 30, 2001	Post Bancorp, Inc. and Subsidiary June 30, 2001
							Pro Forma Combined
			Debit		Credit
			(Dollars In thousands)
ASSETS
Cash and cash equivalents	$13,730	$11,542	$12,500	(a)	$12,500	(a)(b)	$25,272
Investment securities	137,493	15,332	—		—		152,825
Loans receivable, net of unearned fees	334,436	31,918	—		—		366,354
Allowance for loan and lease losses	(3,830)	(139)	—		—		(3,969)
Premises and equipment, net	9,949	256	1,160	(c)	—		11,365
Assets acquired through foreclosure	665	—	—		—		665
Investment in Post Bancorp, Inc.	—	—	7,532	(b)	7,532	(d)	—
Intangible assets, net of accumulated amortization	10,547	—	5,642	(b)	—		16,189
Other assets	21,310	576	1,000	(a)	—		22,886

Total Assets	$524,300	$59,485	$27,834		$20,032		$591,587

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits	$427,808	$52,183	$—		$—		$479,991
Federal Funds purchased and securities sold under agreements to repurchase	6,816	—	—		—		6,816
Federal Home Loan Bank advances	27,497	—	—		—		27,497
Notes payable	13,400	—	1,500	(a)	—		11,900
Company obligated mandatorily redeemable
Preferred securities of subsidiary trusts
Holding solely subordinated debentures	—		—		13,500	(a)	13,500
Accrued expenses and other liabilities	5,944	257	34	(e)	881	(b)(c)	7,048

Total Liabilities	481,465	52,440	1,534		14,381		546,752

Stockholders' Equity:
Common stock	25,330	93	93	(d)	2,000	(b)	27,330
Capital surplus	68	2,115	2,915	(d)	800	(c)(e)	68
Retained Earnings	18,052	4,516	4,516	(d)	—		18,052
Treasury stock	(2,048)	—	—		—		(2,048)
Accumulated other comprehensive income	1,433	321	321	(d)	—		1,433

Total stockholders' equity	42,835	7,045	7,845		2,800		44,835

Total liabilities and stockholders' equity	$524,300	$59,485	$9,379		$17,181		$591,587

(a)
This adjustment represents the sale of $13,500,000 of trust preferred securities issued August 6, 2001 to finance the acquisition.

(b)
This adjustment represents the payment for the acquisition of 100% of the outstanding shares of common stock of Post Bancorp for $11,000,000 in cash and $2,000,000 in stock and results in recording a $1,432,773 core deposit intangible to be amortized over 10 years and $4,209,322 in goodwill resulting from cost in excess of net assets.

(c)
This adjustment records the purchase price adjustments to mark the assets and liabilities of Post Bancorp to fair value upon the consummation of the acquisition.

(d)
This adjustment records the entry to consolidate the combined entity.

(e)
This adjustment records the tax adjustments to convert Post Bancorp from an S corporation to a C corporation for federal income tax purposes. A deferred tax asset was recorded for $34,460.

Unaudited Pro Forma Condensed Combined Statements of Operations

	Team Financial, Inc. and Subsidiaries for the Six Months Ended June 30, 2001	Post Bancorp, Inc. and Subsidiary for the Six Months Ended June 30, 2001
			Proposed Acquisition Pro Forma Adjustments
						Pro Forma Combined
			Debit		Credit
	(Dollars In thousands)
Interest income:
Interest and fees on loans	$15,207	$1,474	$—		$—	$16,681
Interest on investments	4,717	544	40	(a)	—	5,221
Other	345	103	—		—	448

Total interest income	20,269	2,121	40		—	22,350

Interest expense:
Deposits	9,319	712	—		—	10,031
Federal funds sold and securities sold under agreements to repurchase	140	—	—		—	140
Federal Home Loan Bank advances	833	—	—			833
Notes payable	487	—	—		26 (b)	435
Company obligated mandatorily redeemable preferred securities of subsidiary trusts holding solely subordinated debentures	—	—	641	(b)	—	640

Total interest expense	10,779	712	641		26	12,079

Net interest income before provision for loan losses	9,490	1,409	(681)		(26)	10,271
Provision for loan losses	678	—	—		—	678

Net interest income after provision for loan losses	8,812	1,409	(681)		(26)	9,593

Non-Interest income:
Service charges	1,738	146	—		—	1,884
Other	1,784	110	—		—	1,894

Total non-interest income	3,522	256	—		—	3,778

Non-Interest expenses:
Salaries and employee benefits	5,029	418	—		—	5,447
Occupancy and equipment	1,149	60	13	(a)	—	1,222
Goodwill and Tier I deposit intangible amortization	367	—	177	(a)	—	544
Other	3,374	194	—	(b)	—	3,568

Total non-interest expenses	9,919	672	190		—	10,781

Income before income taxes	2,415	993	(871)		(26)	2,590
Income taxes	740	—	338	(d)	144 (c)	795

Net income	$1,675	$993	$(1,209)		$(170)	$1,795

Shares applicable to basic income per share	3,906,190					4,156,190	(e)
Basic income per share	$0.43					$0.43

Shares applicable to diluted income per share	3,953,440					4,203,440	(e)
Diluted income per share	$0.42					$0.43

(a)
This adjustment represents the amortization on the fair value adjustments of acquired investment securities, core deposit intangible, and premises and equipment over 5, 10, 20, and 30 years, respectively.

(b)
This adjustment represents the interest expense on $13,500,000 of trust preferred securities, $11,000,000 of which was used to pay the cash portion of the acquisition.

(c)
This adjustment represents the income tax effects of the above adjustments.

(d)
This adjustment records the tax expense Post Bancorp as a C corporation. Income tax expense of $337,620 was recorded.

(e)
The shares applicable to basic and diluted income per share for Team Financial, Inc. and Subsidiaries Combined Pro Forma include 250,000 shares of common stock issued as part consideration of the purchase price for Post Bancorp, Inc. based on $8.00 per common share.

Unaudited Pro Forma Combined Statements of Operations

		Post Bancorp, Inc. and Subsidiary for the Year Ended December 31, 2000
	Team Financial, Inc. and Subsidiaries for the Year Ended December 31, 2000		Proposed Acquisition Pro Forma Adjustments
						Pro Forma Combined
			Debit		Credit
	(Dollars in thousands)
Interest income:
Interest and fees on loans	$29,737	$2,702	$—		$—	$32,439
Interest on investments	10,573	1,276	80	(a)	—	11,769
Other	335	322	—		—	657

Total interest income	40,645	4,300	80		—	44,865

Interest Expense:
Deposits	18,767	1,396	—		—	20,163
Federal funds sold and securities sold under agreements to repurchase	582	—	—		—	582
Federal Home Loan Bank advances	1,778	—	—		—	1,778
Notes payable	1,120	—	—		105 (b)	1,015
Company obligated mandatorily redeemable preferred securities of subsidiary trusts holding solely subordinated debentures	—	—	1,282	(b)	—	1,282

Total interest expense	22,247	1,396	1,282		105	24,820

Net interest income before provision for loan losses	18,398	2,904	(1,362)		(105)	20,045
Provision for loan losses	1,001	—	—		—	1,001

Net interest income after provision for loan losses	17,397	2,904	(1,362)		(105)	19,044

Non-Interest income:
Service charges	3,425	292	—		—	3,717
Other	2,435	59	—		—	2,494

Total other income	5,860	351	—		—	6,211

Non-Interest expenses:
Salaries and employee benefits	9,192	888	—		—	10,080
Occupancy and equipment	2,138	208	26	(a)	—	2,372
Goodwill amortization	722	—	382	(a)	—	1,104
Other	6,783	366	—		—	7,149

Total other expenses	18,835	1,462	408		—	20,705

Income before income taxes	4,422	1,793	(1,770)		(105)	4,550
Income taxes	1,229	—	681	(d)	575 (c)	1,335

Net income	$3,193	$1,793	$(2,451)		$(680)	$3,215

Shares applicable to basic and diluted income per share	3,916,980					4,166,980	(e)
Basic and diluted income per share	$0.82					$0.78

(a)
This adjustment represents the amortization on the fair value adjustments of acquired investment securities, core deposit intangible, amortization, and premises and equipment over 5, 10, 20, and 30 years, respectively.

(b)
This adjustment represents the interest expense on $13,500,000 of trust preferred securities, $11,000,000 of which was used to pay the cash portion of the acquisition.

(c)
This adjustment represents the income tax effects of the above adjustments.

(d)
This adjustment records the tax adjustment to convert Post Bancorp from an S corporation to a C corporation. Income tax expense of $681,000 was recorded.

(e)
The shares applicable to basic and diluted income per share for Team Financial, Inc. and Subsidiaries Combined Pro Forma include 250,000 shares of common stock issued as part consideration of the purchase price for Post Bancorp, Inc. based on $8.00 per common share.

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SIGNATURES
INDEPENDENT AUDITORS' REPORT
POST BANCORP, INC. AND SUBSIDIARY CONSOLIDATED BALANCE SHEETS DECEMBER 31, ASSETS
POST BANCORP, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME YEARS ENDED DECEMBER 31,
POST BANCORP, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY YEARS ENDED DECEMBER 31, 2000 AND 1999
POST BANCORP, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF CASH FLOWS TWELVE MONTHS ENDED DECEMBER 31,
POST BANCORP, INC. AND SUBSIDIARY CONSOLIDATED BALANCE SHEETS (In Thousands)
POST BANCORP, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF INCOME SIX MONTHS ENDED JUNE 30, (In Thousands) (Unaudited)
POST BANCORP, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF CASH FLOWS SIX MONTHS ENDED JUNE 30, (In Thousands) (Unaudited)
POST BANCORP, INC. AND SUBSIDIARY NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS Six month period ended June 30, 2001
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
Unaudited Pro Forma Condensed Combined Statements of Financial Condition
Unaudited Pro Forma Condensed Combined Statements of Operations
Unaudited Pro Forma Combined Statements of Operations